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                                                                     EXHIBIT 3.1

                              CERTIFICATE OF TRUST

                                       OF

                      MACQUARIE INFRASTRUCTURE ASSETS TRUST

            This Certificate of Trust is being duly executed and filed on behalf of the statutory trust formed hereby by the undersigned, being the initial Trustees of the Trust, to form a statutory trust pursuant to the Delaware Statutory Trust Act (12 Del. C. Sections 3801, et seq.).

            1. Name. The name of the statutory trust formed hereby is Macquarie Infrastructure Assets Trust.

            2. Delaware Trustee.The name and address of the Trustee of the Trust with a principal place of business in the State of Delaware is Wells Fargo Delaware Trust Company, 919 N. Market Street, Suite 700, Wilmington, DE 19801.

            3. Effective Date. This Certificate of Trust shall become effective upon filing in the Office of the Secretary of State of the State of Delaware.

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            IN WITNESS WHEREOF, the undersigned, as initial Trustees, have executed this Certificate of Trust as of this 13th day of April, 2004.

                                            WELLS FARGO DELAWARE
                                            TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Delaware Trustee

                                            By: /s/ Edward L. Truitt, Jr.
                                               ---------------------------------
                                               Name: EDWARD L. TRUITT, JR.
                                                    ----------------------------
                                               Title: VICE PRESIDENT
                                                     ---------------------------

                                            /s/ Peter Stokes
                                            ------------------------------
                                            Name: Peter Stokes
                                            Title: Regular Trustee

                                            /s/ Alan Stephen Peet
                                            ------------------------------
                                            Name: Alan Stephen Peet
                                            Title: Regular Trustee